Consolidated Statements of Comprehensive Loss - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Consolidated Statements of Comprehensive Loss
Sales of goods	$ 0	$ 0	$ 5
Total revenue	0	0	5
Cost of goods sold and operating Expenses
Cost of goods sold	0	0	4
Research and development	3,773	6,658	8,120
General and administrative	2,879	5,846	3,601
Total operating expenses	6,652	12,504	11,725
Loss from operations	(6,652)	(12,504)	(11,720)
Other income	113	0	0
Finance income	6	6	24
Finance costs	(28)	(20)	(30)
Operating lease interest expense	(15)	(19)	(12)
Loss before income taxes	(6,576)	(12,537)	(11,738)
Income tax provision (recovery)	0	0	0
Net loss	(6,576)	(12,537)	(11,738)
Net Loss attributable to Nymox share holders	$ (6,576)	$ (12,537)	$ (11,738)
Basic and diluted loss per share	$ (0.07)	$ (0.15)	$ (0.16)
Weighted average number of common shares outstanding	89,383	81,976	73,823